Exhibit 10.4
CHS Inc.
Deferred Compensation Plan
Master Plan Document

SECOND AMENDMENT
OF
CHS INC.
DEFERRED COMPENSATION PLAN
     WHEREAS, CHS Inc. (the “Company”) has heretofore established and maintains a nonqualified deferred compensation plan which is embodied in a document effective December 30, 2004 and entitled “CHS Inc. Deferred Compensation Plan, Master Plan Document, as amended by one amendment (collectively, the “Plan document”);
     WHEREAS, the Company has reserved to itself the power to make further amendments of the Plan document;
     NOW, THEREFORE, the Plan document is hereby amended as follows:
1. CHANGE IN CONTROL BENEFIT. Effective July 1, 2006, the Section 5.1 of the Plan document is amended to read in full as follows:
5.1.	Change in Control Benefit. The provisions of this Change in Control Benefit Article, which are hereby implemented effective July 1, 2006, shall be subject to such conditions and limitations as the Committee may prescribe from time to time for administrative convenience and to comply with the provisions of Code Section 409A. Each Participant, in connection the implementation of this provision (or for any future Participant, in connection with his or her commencement of participation in the Plan), shall irrevocably elect on an Election Form whether to (i) receive a Change in Control Benefit upon the occurrence of a Change in Control, which shall be equal to the Participant’s vested Account Balance, calculated as of the close of business on or around the Participant’s Benefit Distribution Date, as determined by the Committee in its sole discretion, or (ii) to have his or her Account Balance remain in the Plan upon the occurrence of a Change in Control and to have his or her Account Balance remain subject to the terms and conditions of the Plan. If a Participant does not make any election with respect to the payment of the Change in Control Benefit, then such Participant’s Account Balance shall remain in the Plan upon a Change in Control and shall be subject to the terms and conditions of the Plan.
2. APPENDIX B — SUPPLEMENTAL SAVINGS PLAN ACCOUNTS. Effective July 1, 2006, the Plan document is amended by the addition of the Appendix B attached hereto.
3. APPENDIX C — SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN ACCOUNTS. Effective July 1, 2006, the Plan document is amended by the addition of the Appendix C attached hereto.

CHS Inc.
Deferred Compensation Plan
Master Plan Document

CHS INC.
DEFERRED COMPENSATION PLAN
APPENDIX B
Supplemental Savings Plan Accounts
Except where expressly defined in this Appendix, the capitalized terms used herein shall have the same meanings as the same terms in the Plan document.

1.1	History. Since January 1, 1999, the Company has sponsored the CHS Inc. Supplemental Savings Plan (the “SSP”) for the purpose of allowing a select group of management and highly compensated employees to voluntarily defer compensation. The Company has determined to discontinue voluntary deferrals under the SSP effective July 1, 2006.

1.2	Conversion of Account Balances. Effective July 1, 2006, voluntary deferrals previously deferred pursuant to the terms of the SSP shall become part of the Participant’s Deferral Account balance under this Plan. Following the conversion, the Participant’s SSP Account shall no longer be credited with interest income under the terms of the SSP, but shall instead be credited or debited with earnings, gains or losses under one or more Measurement Funds elected by the Participant, in accordance with Section 3.9 of the Plan. Notwithstanding the foregoing, the following special rules shall apply:
(a)	Amounts deferred under the SSP pursuant to an election providing one or more scheduled payments, all of which are to be paid in full no later than December 31, 2008, shall not become part of the Plan, but shall instead continue to be governed by the terms of the SSP until such amounts, and any earnings thereon, are paid in full.

(b)	Amounts deferred under the SSP which are in pay status as of July 1, 2006 but which are not scheduled to be paid in full on or before December 31, 2008, shall become part of the Plan but shall be paid in accordance with the schedule elected under the SSP. Unpaid amounts shall be credited or debited with earnings, gains or losses in accordance with Section 3.9 of the Plan.

(b)	Amounts deferred under the SSP by any SSP Participant who is an employee of Cofina Financial, LLC as of July 1, 2006 shall not become part of this Plan, but rather, shall become part of the Participant’s Deferral Account balance under the Cofina Financial, LLC Deferred Compensation Plan.
1.3	Payment Elections. With respect to each Participant in the SSP who first becomes a Participant in this Plan when his or her SSP Account becomes part of the Deferral Account balance under this Plan, on or prior to July 1, 2006, such Participant must complete a Retirement Benefit election in accordance with Article 6 and a Disability Benefit election in accordance with Article 8 (other than with respect to benefits in pay status under Section 1.2(b) above). Such Participant may also (but need not) irrevocably elect to receive a single lump sum Change in

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CHS Inc.
Deferred Compensation Plan
Master Plan Document

Control Benefit upon the occurrence of a Change in Control in accordance with Article 5 of the Plan. With respect to each Participant in the SSP who is a Participant in this Plan when his or her SSP benefits become part of the Deferral Account balance under this Plan, such Participant’s prior payment elections with respect to the Participant’s Deferral Account shall apply to the SSP benefits.

CHS Inc.
Deferred Compensation Plan
Master Plan Document

CHS INC.
DEFERRED COMPENSATION PLAN
APPENDIX C
Supplemental Executive Retirement Plan Savings Accounts
Except where expressly defined in this Appendix, the capitalized terms used herein shall have the same meanings as the same terms in the Plan document.

1.1	History. Since January 1, 1999, the Company has sponsored the CHS Inc. Supplemental Executive Retirement Plan (the “SERP”) for the purpose of providing deferred compensation to a select group of management and highly compensated employees. The Company has determined, effective July 1, 2006, to discontinue making restorative matching and non-elective credits to the Savings Plan Accounts of Participants under Section 4.3 of the SERP.

1.2	Conversion of Account Balances. Effective July 1, 2006, a Participant’s Savings Plan Account under the SERP, if any, shall become part of the Participant’s Company Contribution Account balance under this Plan. Following the conversion, the Participant’s SERP Savings Plan Account shall no longer be credited with interest income under the terms of the SERP, but shall instead be credited or debited with earnings, gains or losses under one or more Measurement Funds elected by the Participant, in accordance with Section 3.9 of the Plan.

1.3	Payment Elections. With respect to each Participant in the SERP who first becomes a Participant in this Plan when his or her SERP Savings Plan Account becomes part of the Company Contribution Account balance under this Plan, on or prior to July 1, 2006, such Participant must complete a Retirement Benefit election in accordance with Article 6, a Disability Benefit election in accordance with Article 8. Such Participant may also (but need not) irrevocably elect to receive a single lump sum Change in Control Benefit upon the occurrence of a Change in Control in accordance with Article 5 of the Plan. With respect to each Participant in the SERP who is a Participant in this Plan when his or her SERP Savings Plan Account becomes part of the Company Contribution Account balance under this Plan, such Participant’s prior payment elections with respect to the Participant’s Company Contribution Account shall apply to the SERP Savings Plan Accounts.

1.4	Company Contribution Amount. In addition to such Company Contribution Amounts as may be made under Section 3.5 of the Plan, for each Plan Year, the Company Contribution Account of each Participant who qualifies as an Active Participant under the SERP shall be credited with a Company Contribution Amount determined under this Section 1.4. Such Company Contribution Amount for any Plan Year shall be the difference, if any, between:
(a)	the amount of the Active Participant’s “discretionary contribution” which would have been credited under the CHS Inc. Savings Plan for the Plan Year if: (i) the limitations on benefits imposed by Sections 401(a)(17) and 415 of the Code were disregarded; and

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CHS Inc.
Deferred Compensation Plan
Master Plan Document

(ii) compensation deferred upon the election of the Participant under this Plan were taken into account as includible compensation under the Savings Plan (except that amounts deferred or paid under any mandatory deferral portion of any long-term incentive compensation program maintained by the Company or any Employer shall be disregarded for this purpose); and

(b)	the actual amount of discretionary contribution that is allocated on behalf of such Participant under the provisions of the Savings Plan for such Plan Year
1.5	Company Restoration Matching Amounts. In addition to such Company Restoration Matching Amounts as may be made under Section 3.6 of the Plan, for each Plan Year, the Company Restoration Matching Account of each Participant who qualifies as an Active Participant under the SERP shall be credited with a Company Restoration Matching Amount in determined under this Section 1.5. Such Company Restoration Matching Amount for any Plan Year shall be the difference, if any, between:
(a)	the amount of the Active Participant’s “matching contribution” which would have been credited under the CHS Inc. Savings Plan for the Plan Year if: (i) the limitations on benefits imposed by Sections 401 (a)(17), 402(g) and 415 of the Code were disregarded; (ii) compensation deferred upon the election of the Participant under this Plan were taken into account as includible compensation under the Savings Plan (except that amounts deferred or paid under any mandatory deferral portion of any long-term incentive compensation program maintained by the Company or any Employer shall be disregarded for this purpose); and (iii) for such Plan Year, the Participant made a “before tax contribution” (as defined in the Savings Plan) of the lesser of: (A) six percent (6%) of the Participant’s includible compensation as revised under (i) and (ii) above, or (B) the maximum before-tax contribution, stated as a percentage of such compensation, which is permitted under the Savings Plan to be made by such Participant for that Plan Year, and

(b)	the actual amount of matching contribution that is allocated on behalf of such Participant under the provisions of the Savings Plan for such Plan Year (not in excess of the maximum dollar limit in effect for such Plan Year under Section 402(g) of the Code).
     IN WITNESS WHEREOF, CHS Inc. has caused its name to be hereunto subscribed on this 30th day of May, 2006.

CHS INC.
By	/s/ John D Johnson
	Its	President & CEO

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